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                                                                   EXHIBIT 99.10

12/98                                                                     Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,736,622,992.93
Beginning of the Month Finance Charge Receivables:       $    120,178,951.69
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,856,801,944.62


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $     96,323,567.60
Additional Finance Charge Receivables:                   $              0.00
Additional Total Receivables:                            $     96,323,567.60


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,916,469,244.68
End of the Month Finance Charge Receivables:             $    128,527,739.51
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  3,044,996,984.19


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust II Series)   $  2,330,000,000.00
End of the Month Transferor Amount                       $    586,469,244.68
End of the Month Transferor Percentage                                 20.11%

DELINQUENCIES AND LOSSES


End of the Month Delinquencies:
                                                              RECEIVABLES

   30-59 Days Delinquent                                 $     63,781,837.88
   60-89 Days Delinquent                                 $     44,564,477.83
   90+ Days Delinquent                                   $     86,639,442.39


   Total 30+ Days Delinquent                             $    194,985,758.10
   Delinquent Percentage                                                6.40%

Defaulted Accounts During the Month                      $     13,640,013.34
Annualized Default Percentage                                           5.98%

Principal Collections                                         378,417,759.21
Principal Payment Rate                                                 13.83%

Total Payment Rate                                                     14.86%
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12/98                                                                     Page 2

INVESTED AMOUNTS

   Class A Initial Invested Amount                       $    407,160,000.00
   Class B Initial Invested Amount                       $     62,640,000.00
   Class C Initial Invested Amount                       $     52,200,000.00

INITIAL INVESTED AMOUNT                                  $    522,000,000.00

   Class A Invested Amount                               $    468,000,000.00
   Class B Invested Amount                               $     72,000,000.00
   Class C Invested Amount                               $     60,000,000.00

INVESTED AMOUNT                                          $    600,000,000.00

   Class A Adjusted Invested Amount                      $    468,000,000.00
   Class B Adjusted Invested Amount                      $     72,000,000.00
   Class C Adjusted Invested Amount                      $     60,000,000.00

ADJUSTED INVESTED AMOUNT                                 $    600,000,000.00

PREFUNDED AMOUNT                                         $              0.00

FLOATING ALLOCATION PERCENTAGE                                         21.53%
PRINCIPAL ALLOCATION PERCENTAGE                                        21.53%

   Class A Principal Allocation Percentage                             78.00%
   Class B Principal Allocation Percentage                             12.00%
   Class C Principal Allocation Percentage                             10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                     81,663,194.20

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                      9,925,256.17

MONTHLY SERVICING FEE                                    $      1,000,000.00

INVESTOR DEFAULT AMOUNT                                  $      2,936,694.87


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                 78.00%

   Class A Finance Charge Collections                    $      8,326,699.84
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      8,326,699.84


   Class A Monthly Interest                              $      2,291,244.41
   Class A Servicing Fee                                 $        780,000.00
   Class A Investor Default Amount                       $      2,290,622.00

TOTAL CLASS A EXCESS SPREAD                              $      2,964,833.43
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12/98                                                                     Page 3


CLASS A REQUIRED AMOUNT                                  $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                 12.00%

   Class B Finance Charge Collections                    $      1,281,030.72
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $      1,281,030.72

   Class B Monthly Interest                              $        367,999.14
   Class B Servicing Fee                                 $        120,000.00

TOTAL CLASS B EXCESS SPREAD                              $        793,031.58
CLASS B INVESTOR DEFAULT AMOUNT                                   352,403.38
CLASS B REQUIRED AMOUNT                                           352,403.38


CLASS C FLOATING ALLOCATION PERCENTAGE                                 10.00%

CLASS C MONTHLY SERVICING FEE                                     100,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $      4,725,390.62


   Excess Spread Applied to Class A Required Amount      $              0.00

   Excess Spread Applied to Class A Investor
   Charge Offs                                           $              0.00

   Excess Spread Applied to Class B
   Required Amount                                       $        352,403.38

   Excess Spread Applied to Reductions of                $              0.00
   Class B Invested Amount

   Excess Spread Applied to Class C Required Amount      $        631,335.44

   Excess Spread Applied to Reductions of
   Class C Invested Amount                               $              0.00

   Excess Spread Applied to Monthly Cash                 $        125,000.00
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to Spread Account               $              0.00

   Excess Spread Applied to Reserve Account              $              0.00
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12/98                                                                     Page 4

   Excess Spread Applied to other amounts owed to        $              0.00
   Cash Collateral Depositor

   Excess Spread Applied to other amounts owed to
   Spread Account Residual Interest Holders              $              0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                  $      3,616,651.80


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $     14,186,721.33


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1998-A

   Excess Finance Charge Collections Applied to
   Class A Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Class A Investor Charge Offs                          $              0.00

   Excess Finance Charge Collections Applied to
   Class B Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class B Invested Amount                 $              0.00

   Excess Finance Charge Collections Applied to
   Class C Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class C Invested Amount                 $              0.00

   Excess Finance Charge Collections Applied to
   Monthly Cash Collateral Fee                           $              0.00

   Excess Finance Charge Collections Applied to
   other amounts owed Cash Collateral Depositor          $              0.00

   Excess Finance Charge Collections Applied to
   other amounts owed to Spread Account Residual Interest
   Holders                                               $              0.00
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12/98                                                                     Page 5


YIELD AND BASE RATE --

   Base Rate (Current Month)                                            7.80%
   Base Rate (Prior Month)                                              7.54%
   Base Rate (Two Months Ago)                                           7.67%

THREE MONTH AVERAGE BASE RATE                                           7.67%

   Portfolio Yield (Current Month)                                     15.48%
   Portfolio Yield (Prior Month)                                       13.64%
   Portfolio Yield (Two Months Ago)                                    19.44%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    16.19%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                              $     81,663,194.20

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests         $              0.00

                  Allocable to Class B Certificates      $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

   Controlled Accumulation Amount                        $              0.00
   Deficit Controlled Accumulation Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00


CLASS B SCHEDULED ACCUMULATION --

   Controlled Accumulation Amount                        $              0.00
   Deficit Controlled Accumulation Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     81,663,194.20
SHARING
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12/98                                                                     Page 6


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00

CLASS C INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                   $              0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                   $              0.00

CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     18,000,000.00
   Available Cash Collateral Amount                      $     18,000,000.00



TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ TRACIE KLEIN
                                                   -----------------------------
                                                        Tracie H. Klein
                                                         Vice President